The PNC Financial Services Group, Inc. Third Quarter 2010 Earnings Conference Call October 21, 2010 Exhibit 99.2

2
Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-
looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents.  We provide greater detail regarding some of these factors in our 2009 Form 10-K and 2010 Form 10-
Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as the acceleration of accretion of the remaining issuance discount on our TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), our third quarter 2010 gain related to the sale of PNC Global Investment Servicing Inc. (“GIS”), and integration costs in the 2010 and 2009 periods.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.  We may also adjust yields and margins for the ratio of annualized provision for credit related losses to average interest-earning assets.  We believe such adjustments are useful as a tool to help evaluate the amount of credit related risk associated with interest-earning assets.  We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense), as we believe that pretax pre-provision earnings is useful as a tool to help evaluate the ability to provide for credit costs through operations.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

3
Continuing to Build a Great Company
Continued to deliver strong financial results in a challenging environment
High quality and well-positioned balance sheet; increased bank liquidity and strengthened capital
Credit quality improvement
Businesses continued to grow clients and deepen relationships
(1) 3Q10 adjusted for after-tax integration costs and the after-tax gain on the sale of GIS. YTD10 also adjusted for the impact of the accelerated accretion of the remaining issuance discount in connection with the redemption of our TARP preferred stock in 1Q10. Further information is provided in the Appendix.
Diluted EPS from net income
Return on average assets
Net income
As reported
$4.24 $2.07
1.30% 1.65%
$2.6 billion $1,103 million
YTD10 3Q10
Diluted EPS from net income
Return on average assets
Net income
As adjusted
$4.47 $1.56
1.23% 1.27%
$2.5 billion $837 million
YTD10 3Q10
3Q10 highlights
1

4
Focused on Growing Our Businesses
Retail Banking Corporate & Institutional Banking
Asset Management Residential Mortgage
Grew checking relationships by
53,000 during 3Q10 vs. 20,000
during 2Q10
Online bill payment active
customers up 8% vs. 2Q10
Customer and employee
engagement remain high
Continued to add clients at a record
pace
YTD10 Treasury Management
revenue up 9% vs. YTD09
YTD10 Capital Markets revenue up
19% vs. YTD09
Outperformed sales and client
acquisition goals
Assets under administration over
$200 billion at September 30, 2010
Referrals from other business
segments in newly acquired
markets up 40% vs. 2Q10
Loan originations of $2.7 billion up
17% from last quarter
YTD10 servicing fees up 15% vs.
YTD09
Expenses down 29% YTD10 vs. YTD09
(1) Represents consolidated PNC amounts.
1

5
Key Financial Take-Aways
2.3x
$1.60
$1.47
2Q10
3.0x
$1.56
$2.07
3Q10
1.8x Pretax pre-provision earnings /provision
Strong
earnings,
improved
provision
coverage ratio
$1.12
$1.00
3Q09
Adjusted earnings per diluted common share
Reported earnings per diluted common share
104%
$823
2Q10
108%
$486
3Q10
Improved
credit quality,
reserve level
adequacy
94%
$914
3Q09
Allowance for loan and lease losses to NPLs
Provision for credit losses (millions)
$52.77
8.3%
2Q10
$55.91
9.6%
3Q10
Increased
capital and
higher book
value
$45.52
5.5%
3Q09
Book value per common share
Tier 1 common ratio
(1) 3Q10 adjusted for the after-tax gain on the sale of GIS.  All quarters adjusted for after-tax integration costs. (2) Total revenue less noninterest expense. (3) Includes impairment reserves attributable to purchased impaired loans. NPLs do not include purchased impaired loans or loans held for sale. See notes to slide 7. (4) Estimated. Further information related to (1), (2) and (3) is provided in the Appendix.
1

High Quality, Differentiated Balance Sheet
Change from:
($1.6)
1.7
-
(3.0)
(0.7)
0.4
(0.1)
(2.0)
$2.5
($1.6)
(7.1)
(4.2)
$9.7
June 30,
2010
$260.1
29.4
.6
11.1
39.8
179.2
10.3
40.7
$128.2
$260.1
46.5
150.1
$63.5
Sept. 30,
2010
(2.6) Other
(7.3) Preferred equity
($9.7) Total liabilities and equity
0.5 Borrowed funds
(1.8) Other time/savings
(7.7) Total deposits
7.4 Common equity
(7.9) Retail CDs
$2.0 Transaction deposits
(9.7) Other assets
(7.4) Total loans
($9.7) Total assets
$7.4
Dec. 31,
2009
Investment securities
Category (billions)
Loans to deposits ratio of 84%
Added high quality, short-
duration securities to portfolio
Loan decline driven by loan
pay-offs, sales, net charge-offs
and ongoing soft demand
Continued to grow transaction
deposits while reducing higher
cost brokered and retail CDs
Significant improvement in
common equity
Highlights

Credit Quality Improvement
Accruing loans past due
1,3
Nonperforming loans
1,2
Net charge-offs
4Q09 1Q10 2Q10 3Q10
Allowance
4
to NPLs
1,2
Loan sales impact
$75
(1) Loans acquired from National City that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (2) Does not include loans held for sale or foreclosed and other assets. (3) Excludes loans that are government insured/guaranteed, primarily residential mortgages. (4) Includes impairment reserves attributable to purchased impaired loans.
$5.7
$5.8
$5.1
$4.8
4Q09 1Q10 2Q10 3Q10
$2.4
$2.5
$1.9
$1.4
$.9
$.8
$.6 $.6
4Q09 1Q10 2Q10 3Q10
30-89 Days
90 Days +
$614
$840
$691
$835
4Q09 1Q10 2Q10 3Q10
89%
92%
104%
108%

4.24%
4.35%
1.80%
1.34%
1.47%
0.86%
3.96%
4.05%
2.90%
3.10%
2.88%
2.25%
4Q09 1Q10 2Q10 3Q10
Net Interest Income, Provision and
Credit Risk-Adjusted Net Interest Margin
(1) Net interest margin less (annualized provision/average interest-earning assets). Further information is provided in the Appendix.
(2) Purchase accounting adjustments of $29 million and $64 million identified on page 14 of our 2Q10 Form 10-Q. (3) The 3Q10 impact of loan sales. (4) Additional provision in 2Q10 associated with seriously delinquent loans in the Distressed Assets Portfolio. (5) Additional 2Q10
provision identified on page 10 of our second quarter 2010 Form 10-Q. (6) Refer to the economic assumptions in the Cautionary Statement in the Appendix.
Margin trend
Net interest margin Credit risk-adjusted NIM
Net interest income
$2,435
2Q10
($93)
($56)
($71)
3Q10
$2,215
2Q10
adjustments²
Provision Looking ahead to 4Q10
6
$823
2Q10 3Q10
Loan
sales³
Annualized provision/average interest-earning assets
$486
We expect net interest income and net
interest margin to trend down but at a much
slower pace than the 2Q10 to 3Q10 decrease
We are optimistic that provision will remain
stable or decline
We expect a relatively stable credit risk-
adjusted net interest margin
Other
($100)
($109)
($128)
Loan
dispositions
5
Other
2Q10
item
4
($337)
($220)
1
1
1

(billions)
Noninterest income 38%
Net interest income 62%

(millions)

Pretax Pre-Provision Earnings Continued to
Significantly Exceed Credit Costs
$3.6
$2.2
$1.4
$.5
3Q10
(1) Total revenue less noninterest expense. (2) Pretax pre-provision earnings less provision. Represents income from continuing operations before income taxes and noncontrolling interests on our Consolidated Income Statement. (3) Excludes the BLK/BGI gain of $1.1 billion.
Including the BLK/BGI gain, pretax pre-provision earnings were $2.7 billion, the coverage ratio was 2.6x, and pretax earnings were $1.6 billion.
Further information related to (1), (2) and (3) is provided in the Appendix.
Total
revenue
Noninterest
expense
Pretax
pre-
provision
earnings
Provision
Pretax pre-provision earnings /provision trend
$0
$500
$1,000
$1,500
$2,000
3Q09
4Q093
1Q10 2Q10 3Q10
Pretax pre-provision earnings
Provision
1.8x
1.5x
2.2x
2.3x
3.0x
$1,087 $954 $899 $552
3
$725
Pretax
earnings
X=     as a multiple of
1
1
2
1
1

Increased Capital and High Quality Structure
Tier 1 common capital ratio
Ratios and book value per common share as of quarter end. (1) Estimated.
4Q09 2Q10
7.9%
Highlights
Further improvement in quality of
capital
Capital priorities
- Maintain strong capital levels
- Support our clients
- Invest in our businesses
- Basel III clarity
- Return capital to shareholders
when appropriate
9.6%
3Q10
6.0%
1Q10
8.3%
Book value per common share
$55.91 $52.77 $50.32 $47.68
1

Framework for Success
Execute on and deliver the PNC
business model
Capitalize on integration opportunities
Emphasize continuous improvement
culture
Leverage credit that meets our
risk/return criteria
Focus on cross selling PNC’s deep
product offerings
Focus “front door” on risk-adjusted
returns
Leverage “back door” credit liquidation
capabilities
Maximize credit portfolio value
Reposition deposit gathering
strategies
Action Plans
$1.7 billion
38%
1.78%
84%
Sept. 30, 2010
1.50%+
$1.8 billion
>50%
0.3%-0.5%
80%-90%
Strategic
Objective
Return on
average
assets
(nine months ended)
Key Metrics
Loans to
deposits ratio
(as of)
Provision to
average loans
(provision for nine
months ended,
annualized)
Noninterest
income/total
revenue
(nine months ended)
Acquisition-
related cost
savings
(3Q10 annualized
run rate)
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue
streams
Creating
positive
operating
leverage
= original goal achieved.          = new goal established in 2Q10; original goals for annualized acquisition-related cost savings and return on average assets were $1.2 billion and 1.30%+, respectively. (1) Adjusted for after-tax integration costs, the after-tax gain on the sale of GIS, and the impact of the accelerated accretion of the remaining issuance discount in connection with the redemption of our TARP preferred stock in 1Q10. Further information is provided in the Appendix.
1
1.30% reported
1.23% adjusted

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
The execution of PNC’s business model continued
to deliver strong results
PNC is focused on quality growth across the
franchise with a proven disciplined approach
PNC is well-positioned to achieve greater
shareholder value

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “should,”
“project,” “goal” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2009 Form 10-K and 2010 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.
Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets;
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products;
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates;
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular;
o
A slowing or failure of the moderate economic recovery that began last year;
o
Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations;
o
Changes in levels of unemployment; and
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•A continuation of turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•We will be impacted by the extensive reforms enacted in the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Further, as
much of that Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.
•Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Our results depend on our ability to manage current elevated levels of impaired assets.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic recovery that began last year will continue throughout the rest of 2010 and slowly gather momentum in 2011 amidst continued low interest rates.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding.  These legal and regulatory developments could include:
o
Changes resulting from legislative and regulatory responses to the current economic and financial industry environment;
o
Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry;
o
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.
In addition to matters relating to PNC’s business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies such as National City;
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies;
o
Changes in accounting policies and principles;
o
Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular; and
o
Changes to regulations governing bank capital, including as a result of the so-called “Basel 3” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Our expansion with our National City acquisition in geographic markets and into business operations in areas in which we did not have significant experience or presence prior to 2009 presents greater risks and uncertainties than were present for us in other recent acquisitions.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at
www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
We grow our business in part by acquiring from time to time other financial services companies.  Acquisitions present us with risks in addition to those presented by the nature of the business acquired.  These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.
Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.
As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues.  Regulatory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Average
Assets
Return on
Avg. Assets
Net income, diluted EPS, and return on avg. assets, as reported
$1,103 $1,094 $2.07 $264,579 1.65%
Adjustments:
Gain on sale of GIS $(639) $311 (328) (328) (.62)
Integration costs 96 (34) 62 62 .11
Net income, diluted EPS, and return on avg. assets, as adjusted $837 $828 $1.56 $264,579 1.27%
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $803 $786 $1.47
Adjustment:
Integration costs $100 ($35) 65 65 .13
Net income and diluted EPS, as adjusted $868 $851 $1.60
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $559 $467 $1.00
Adjustment:
Integration costs $89 ($31) 58 58 .12
Net income and diluted EPS, as adjusted $617 $525 $1.12
For the three months ended September 30, 2010
For the three months ended June 30, 2010
For the three months ended September 30, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the  items are not indicative of our ongoing operations.
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of GIS also reflects the impact of state income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Average
Assets
Return on
Avg. Assets
Net income, diluted EPS, and return on avg. assets, as reported $2,577 $2,213 $4.24 $265,355 1.30%
Adjustments:
Gain on sale of GIS $(639) $311 (328) (328) (.63)
Integration costs 309 (108) 201 201 .38
TARP preferred stock accelerated discount accretion
2
250 .48
Net income, diluted EPS, and return on avg. assets, as adjusted $2,450 $2,336 $4.47 $265,355 1.23%
In millions except per share data
Adjustments,
pretax
Income taxes
(benefit)
1
Net income
Net income
attributable to
common
shareholders
Diluted EPS
from net
income
Net income and diluted EPS, as reported $1,296 $992 $2.17
Adjustment:
Integration costs $266 ($83) 183 183 .40
Net income and diluted EPS, as adjusted $1,479 $1,175 $2.57
(2) Represents accelerated accretion of the remaining issuance discount on redemption of the preferred stock in February 2010.
For the nine months ended September 30, 2010
For the nine months ended September 30, 2009
PNC believes that information adjusted for the impact of certain items may be useful due to the extent to which the  items are not indicative of our ongoing operations.
(1) Calculated using a marginal federal income tax rate of 35% and includes applicable income tax adjustments. The after-tax gain on the sale of GIS also reflects the impact of state income taxes.

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
Sept. 30, 2010 June 30, 2010 Mar. 31, 2010 Dec. 31, 2009 Sept. 30, 2009
In millions except ratio and per share data
Total revenue $3,598 $3,912 $3,763 $4,886 $3,853
Noninterest expense 2,158 2,002 2,113 2,209 2,214
Pretax pre-provision earnings $1,440 $1,910 $1,650 $2,677 $1,639
Provision $486 $823 $751 $1,049 $914
Income from continuing operations before income taxes and
noncontrolling interests (Pretax earnings)
$954 $1,087 $899 $1,628 $725
Pretax pre-provision earnings/provision 3.0 2.3 2.2 2.6 1.8
Gain on BLK/BGI transaction $1,076
Pretax earnings excluding BLK/BGI gain $1,601
Pretax pre-provision earnings excluding BLK/BGI gain/provision 1.5
For the three months ended
Sept. 30, 2010 June 30, 2010 Mar. 31, 2010 Dec. 31, 2009 Sept. 30, 2009
Net interest margin  3.96% 4.35% 4.24% 4.05% 3.76%
Provision for credit losses $486 $823 $751 $1,049 $914
Avg. interest earning assets $223,677 $224,580 $226,992 $230,998 $235,694
Annualized provision/Avg. interest earning assets 0.86% 1.47% 1.34% 1.80% 1.54%
Credit risk-adjusted net interest margin (1) 3.10% 2.88% 2.90% 2.25% 2.22%
For the nine months ended
Sept. 30, 2010 Sept. 30, 2009
Net interest margin  4.18% 3.72%
Provision for credit losses $2,060 $2,881
Avg. interest earning assets $225,071 $241,010
Annualized provision/Avg. interest earning assets 1.22% 1.60%
Credit risk-adjusted net interest margin (1) 2.96% 2.12%
(1) The adjustment represents annualized provision for credit losses divided by average interest-earning assets.
PNC believes that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations, and that information adjusted for the impact of the BLK/BGI gain may be useful to the extent to which that item is not indicative of our ongoing operations.
PNC believes that credit risk-adjusted net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the amount of credit related risk associated with interest-earning assets.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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